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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   April ___, 2006

                                                          MFB Corp.


        (Exact Name of Registrant as Specified in Its Charter)

                 Indiana                             0-23374
(State or Other Jurisdiction of Incorporation)(Commission File Number)

35-1907258
(IRS Employer Identification No.)

                        4100 Edison Lakes Parkway, Suite 300,
                          P.O. Box 528, Mishawaka, Indiana 46546

               (Address of Principal Executive Offices)(Zip Code)

                                                       (574) 277-4200

                         (Registrant's Telephone Number, Including Area Code)


            (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
 (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
 (17 CFR 240.13e-4(c))

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit
 Plans

On April 11, 2006, MFB Financial, the wholly-owned bank subsidiary of MFB Corp. (the "Company") notified its employees of a blackout period for the MFB Financial Employees' Savings & Profit Sharing Plan, which includes the MFB Financial Employee Stock Ownership Plan (the "Plan"). The blackout period is necessary for the sponsor of the Plan to effect a change of record keepers for the Plan. During the blackout period, Plan participants will be unable to execute transactions in their Plan accounts, including changing how contributions are invested, receiving distributions, hardship withdrawals, or loans, or transferring balances among Plan funds, including funds containing common stock, without par value, of the Company. The blackout period is expected to begin on May 24, 2006, and expected to end the week of June 18, 2006. The Company provided notice of the blackout period to its directors and executive officers on April 13, 2006. A copy of such notice is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits.

         (c)  Exhibits

 Exhibit No.                                        Description
 99.1               Notice to Directors and Executive Officers of MFB Corp.
                        dated April 13, 2006.




                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  April ___, 2006                            MFB Corp.

                                                  By:
                               Charles J. Viater,
                                                        President and CEO

                                  EXHIBIT INDEX

Exhibit No.                                              Description

    99.1     Notice to Directors and Executive Officers of MFB Corp.
                 dated April 13, 2006.

INDS01 CVS 843316v1